UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2005

Dycom Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-10613	591277135
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11770 US Highway 1, Suite 101, Palm Beach Gardens, Florida		33408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-627-7171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 19, 2005 Dycom Industries, Inc. ("Dycom") issued a press release announcing the consummation of the acquisition of Prince Telecom Holdings, Inc. ("Prince"). The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.

On December 21, 2005 Dycom held a conference call to discuss the recently completed acquisition of Prince pursuant to a stock purchase agreement. A transcript of that call is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.
None.

(b) Pro-forma financial information.
None.

(c) Exhibits

99.1 Press release of Dycom issued on December 19, 2005.
99.2 Transcript of Dycom's conference call to discuss the recently completed acquisition of Prince, which took place on December 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dycom Industries, Inc.

December 22, 2005	By:	Richard L. Dunn

Name: Richard L. Dunn
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Dycom issued on December 19, 2005.
99.2	Transcript of Dycom's conference call to discuss the recently completed acquisition of Prince, which took place on December 21, 2005.